UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) December 5, 2007

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

                Maryland                0-24566-01                36-4460265

            (State or other jurisdiction                 (Commission File No.)             (IRS Employer
            jurisdiction of incorporation)                                                Identification Number)

    800 West Madison Street, Chicago, Illinois                                                                  60607

    (Address of principal executive offices)                            (Zip code)

    Registrant's telephone number, including area code:    (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( )	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
( )	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
( )	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
( )	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 5, 2007, the Board of Directors of MB Financial, Inc. (the “Company”) approved amendments to the Company’s non-qualified stock and non-stock deferred compensation plans to give the Company greater flexibility in determining the amount of matching and additional employer contributions under the plans, including the ability to vary contribution amounts among participants in the Company’s sole discretion.  The Board also approved amendments to the plans to ensure compliance with Section 409A of the Internal Revenue Code of 1986, as amended, and the final regulations thereunder, to merge into the non-stock plan the First Oak Brook Bancshares, Inc. Executive Deferred Compensation Plan, and to reflect the termination of Union Bank, N.A., a former subsidiary of the Company which was sold on November 28, 2007, as a sponsoring employer of the plans.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 5, 2007, the Company’s Board of Directors approved amendments to Article V of the Company’s bylaws to clarify the Company’s ability to issue uncertificated shares of the Company’s stock, in order to ensure compliance with rules adopted by the NASDAQ Stock Market that require listed companies to be eligible for a direct registration system (“DRS”) by January 1, 2008.  A DRS permits a stockholder’s ownership to be recorded and maintained on the books of the issuer or its transfer agent without issuance of a physical stock certificate.  A copy of the Company’s amended and restated bylaws is attached as Exhibit 3.1 to this report.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

3.1	Amended and Restated Bylaws

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                MB FINANCIAL, INC.

    Date:__12/11/07_____________                                                                  BY:_/s/ Jill E. York___________________
                                                                                                            Jill E. York
                                                                  Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.                                           Description

3.1	Amended and Restated Bylaws